UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

PATIENT SAFETY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-09727	13-3419202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 VENTURE PLAZA, SUITE 350, IRVINE, CALIFORNIA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 387-2277
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see   General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 13, 2013, Patient Safety Technologies, Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2013. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013	PATIENT SAFETY TECHNOLOGIES, INC By: /s/ David C. Dreyer
David C. Dreyer, Executive Vice President,
Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release of Patient Safety Technologies, Inc. dated November 13, 2013